UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 14, 2020

COMMISSION FILE NUMBER 1-6780

RAYONIER INC.

Incorporated in the State of North Carolina

I.R.S Employer Identification Number 13-2607329

1 Rayonier Way

Wildlight, Florida 32097

(Principal Executive Office)

Telephone Number: (904) 357-9100

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Exchange
Common Stock, $0.00 par value	RYN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 14, 2020, Rayonier, Inc., a North Carolina corporation (“Rayonier”), and Rayonier Operating Company LLC, a Delaware limited liability company and a wholly owned subsidiary of Rayonier (“Opco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pope Resources, a Delaware limited partnership (“Pope”), and its general partners, Pope MGP, Inc., a Delaware corporation (“MGP”), and Pope EGP, Inc., a Delaware corporation (“EGP”, together with MGP and Pope, the “Pope Entities”), pursuant to which Rayonier would acquire (1) all of the issued and outstanding shares of Pope through a merger of Pope and a wholly owned subsidiary of Opco (the “LP Merger”) and (2) all of the issued and outstanding shares of MGP and EGP through a merger of those entities and wholly owned subsidiaries of Rayonier (the “GP Mergers”).

Pursuant to the Merger Agreement, each unit representing limited partnership interests of Pope (the “Pope Units”) outstanding immediately prior to the effective time of the LP Merger will, at the option of its holder, have the right to elect for each Pope Unit and subject to proration as described below:

•	3.929 shares of Rayonier common stock (the “Stock Election Consideration”);

•	3.929 units of Opco (the “Opco Election Consideration”); or

•	$125.00 in cash (the “Cash Election Consideration”).

Holders of Pope Units who do not make a valid election will receive the Stock Election Consideration. The elections will be subject to proration to ensure that the aggregate amount of cash, on the one hand, and Rayonier common stock and Opco units, on the other hand, that are issued in the LP Merger would be equal to the amounts issued if every Pope Unit received 2.751 shares of Rayonier common stock or Opco units and $37.50 in cash. If Stock Election Consideration and Opco Election Consideration are oversubscribed as a result of the proration described in the prior sentence, then to reduce the effect of such proration, Rayonier can, in its discretion, add additional equity (and decrease the amount of cash) payable to the holders of Pope Units making the Stock Election Consideration and the Opco Election Consideration.

The Merger Agreement provides that, prior to the effective time of the LP Merger, Opco will be converted into a limited partnership under the name Rayonier Operating Partnership LP, and the Opco units will be convertible into cash based on the market price of Rayonier common shares or, at Rayonier’s option, exchanged for Rayonier common shares on a 1:1 basis following a 60-day notice period.

The Merger Agreement provides that each restricted Pope Unit granted under Pope’s equity compensation plans that is outstanding immediately prior to the effective time of the LP Merger will be converted into restricted shares of Rayonier common stock on substantially the same terms and conditions as were applicable to such restricted Pope Units.

Pursuant to the Merger Agreement, the holders of shares of MGP common stock and EGP common stock outstanding immediately prior to the effective time of the GP Mergers will be entitled to receive an aggregate of $10,000,000 in cash.

The consummation of the LP Merger and GP Mergers is subject to certain conditions, including (1) the approval of the transactions by a majority of the outstanding Pope Units, (2) the termination or expiration of any waiting period applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (3) the absence of any law, injunction or other legal restraint preventing or making illegal the consummation of the transactions contemplated by the Merger Agreement, (4) the effectiveness of a Registration Statement on Form S-4 registering the shares of Rayonier common stock and Opco units to be issued in connection with the LP Merger, (5) the approval for listing on the New York Stock Exchange of the shares of Rayonier common stock to be issued in connection with the LP Merger, (6) the accuracy of each party’s representations and warranties and compliance by each party with its covenants under the Merger Agreement, subject to certain materiality qualifications and exceptions and (7) the receipt of certain legal opinions by Rayonier and Pope.

The board of directors of MGP (the “Pope Board”) has unanimously recommended that holders of Pope Units vote to approve the LP Merger, and the Pope Entities have agreed not to solicit alternative transactions from third parties, to provide non-public information to third parties or to engage in discussions with third parties regarding alternative transactions, subject to customary exceptions.

The Merger Agreement contains certain termination rights for Rayonier and Pope. If the Merger Agreement is terminated under specified circumstances, including with respect to a change of the recommendation of the Pope Board, Pope will pay Rayonier a termination fee equal to $20,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

A copy of the Merger Agreement has been included as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about Rayonier or Pope. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of Rayonier and Pope to each other in connection with the signing of the Merger Agreement or in filings of the parties with the Securities and Exchange Commission (“SEC”). These confidential disclosure letters have not been filed herewith and contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between Rayonier and Pope rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about Rayonier or Pope.

Voting Agreements

On January 14, 2020, in connection with the execution of the Merger Agreement, Rayonier entered into voting and support agreements (the “Voting Agreements”) with Emily T. Andrews 1987 Revocable Trust, Gordon Andrews, Gordon Pope Andrews Separate Property Revocable Trust U/T/D 5/9/2013, PT Pope Properties LLC, PMG Family Limited Partnership and Maria M. Pope (collectively, the “Andrews and Pope Stockholders”), which collectively beneficially own approximately 16% of the outstanding Pope Units. The Voting Agreements require, subject to the terms and conditions thereof, the Andrews and Pope Stockholders to vote their shares of Pope Units in favor of the transactions contemplated by the Merger Agreement.

The foregoing description of the Voting Agreements and the transactions contemplated thereby are only a summary, and are subject to and qualified in their entirety by reference to those agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of January 14, 2020, by and among Rayonier Inc., Rayonier Operating Company LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope Resources, a Delaware limited partnership, Pope MGP, Inc. and Pope EGP, Inc.*

10.1	Voting and Support Agreement, dated as of January 14, 2020 by and among Rayonier Inc, PT Pope Properties LLC, PMG Family Limited Partnership and Maria M. Pope.

10.2

Voting and Support Agreement, dated as of January 14, 2020 by and among Rayonier Inc, Emily T. Andrews 1987 Revocable Trust, Gordon Andrews and Gordon Pope Andrews Separate Property Revocable Trust U/T/D 5/9/2013.

99.1	Press release, dated January 15, 2020

99.2	Investor Presentation, dated as of January 15, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Rayonier agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Information

In addition to historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Rayonier and Pope operate and beliefs of and assumptions made by Rayonier’s management and Pope’s management, involve uncertainties that could significantly affect the financial or operating results of Rayonier, Pope or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the proposed transaction involving Rayonier and Pope, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future, including statements relating to (i) the expected benefits of the proposed transaction to stockholders, employees and other constituents of the combined company, (ii) the expected synergies and other cost savings as a result of completion of the proposed transaction, (iii) the expected timetable for completing the proposed transaction or integration of the two companies, (iv) the general economic conditions in the geographic areas where Rayonier or Pope operate, (v) creating value for stockholders, (vi) changes in timber prices, (vii) changes in sales or contribution volume of developed properties and (viii) the availability of capital to finance the proposed transaction are each forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: risks associated with achieving expected synergies and other costs savings; risks associated with the ability to complete the proposed transaction on the terms contemplated or at all; and the expected timing of the closing of the proposed transaction; the ability to successfully integrate our operations and employees following the closing of the proposed transaction; the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings; entry of new competitors into our markets; changes in global economic conditions and world events; fluctuations in demand for our products in Asia, and especially China; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging and trucking services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust and changes in tax laws that could adversely affect beneficial tax treatment; the cyclical nature of the real estate business generally; a delayed or weak recovery in the housing market; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida, which also may be affected by changes in law, policy and political factors beyond our control; unexpected delays in the entry into or closing of real estate transactions; changes in environmental laws and regulations that may restrict or adversely impact our ability to sell or develop properties; the timing of construction and availability of public infrastructure; and the availability of financing for real estate development and mortgage loans; the potential impact of announcement of the proposed transaction or consummation of the proposed transaction on relationships, including with employees and customers; the unfavorable outcome of any legal proceedings that have been or may be instituted against Rayonier or Pope; the amount of the costs, fees, expenses and charges related to the proposed transaction and the actual terms of the financings that may be obtained in connection with the proposed transaction; those additional risks and factors discussed in reports filed with the SEC by Rayonier and Pope from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Except to the extent required by applicable law or regulation, Rayonier disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Rayonier and its subsidiary, Rayonier Operating Company LLC, will file with the SEC a registration statement on Form S-4 to register the shares of Rayonier common stock and units representing partnership interests in ROC to be issued in connection with the LP Merger. The registration statement will include a proxy statement/prospectus which will be sent to the stockholders of Pope seeking their approval of the merger-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RAYONIER, POPE AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Rayonier at its website, www.rayonier.com, or from Pope at its website, www.poperesources.com. Documents filed with the SEC by Rayonier will be available free of charge by accessing Rayonier’s website at www.rayonier.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to Rayonier at 1 Rayonier Way, Wildlight, FL 32097, and documents filed with the SEC by Pope will be available free of charge by accessing Pope’s website at www.poperesources.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Pope at 19950 Seventh Avenue NE, Suite 200, Poulsbo, WA 98370.

PARTICIPANTS IN THE SOLICITATION

Rayonier and Pope and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pope in respect of the proposed transaction under the rules of the SEC. Information about Pope’s directors and executive officers is available in Pope’s Annual Report on Form 10-K and certain of its Current Reports on Form 8-K. Information about Rayonier’s directors and executive officers is available in Rayonier’s proxy statement dated April 1, 2019 for its 2019 Annual Meeting of Stockholders, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Rayonier or Pope using the sources indicated above.

NO OFFER OR SOLICITATION

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

By:	/s/ Mark R. Bridwell
Name:	Mark R. Bridwell
Title:	Vice President, General Counsel and Corporate Secretary

Dated: January 15, 2020